Second Quarter 2020 CFO Commentary As reflected in our earnings release, there are a number of items that impact the comparability of Second-quarter 2020 our results with those in the trailing quarter and prior quarter of last year. The discussion of our cash provided by results may exclude these items to give you a better sense of our operating results. As always, the operating information we provide to you operating activities of should be used as a complement to GAAP numbers. For a complete reconciliation between $418 million. our GAAP and non-GAAP results, please refer to our earnings release and the earnings reconciliation found at the end of this document. The following reported and adjusted information included in this CFO commentary is unaudited and should be read in conjunction with the company’s Form 10-Q for the quarterly period ended June 27, 2020, and the Annual Report on Form 10-K as filed with the Securities and Exchange Commission. investor.arrow.com 1

Second-Quarter 2020 CFO Commentary Second-Quarter Summary Sales were near the high end of our prior expectations for the quarter despite Second-quarter challenges to both supply and demand for electronic components and information technology solutions due to the COVID-19 global pandemic. earnings per share Earnings per share were above the high end of our prior expectations. Our commitment to design, engineering and supply-chain services is helping to maximize near-term opportunities while advancing the long-term strategy to be and earnings per the leading enabler of next-generation technology solutions. share, as adjusted, Demand conditions for the global components business remained depressed during the second quarter due to disruptions from the COVID-19 pandemic. Despite these disruptions, sales were above the high end of prior guidance exceeded the high principally driven by the Asia region where shutdown and stay-at-home orders were lifted earlier than in Western regions. ends of the prior For the enterprise computing solutions business, net sales were above the guidance ranges. midpoint of prior guidance. Similar to the first quarter, demand for security to enable remote workers was very strong. Demand was also strong for hyper- converged infrastructure included within the category of storage. Demand from larger, better capitalized, value added reseller customers showed greater resiliency than demand from smaller customers. Cash flow from operations was strong and totaled $418 million. Cash flow benefited from proactive efforts to manage working capital. Cash flow was used to reduce debt by approximately $257 million while excess cash flow was returned to shareholders through the repurchase of 1.1 million shares for $75 million. investor.arrow.com 2

Second-Quarter 2020 CFO Commentary Consolidated Overview Second Quarter 2020 Y/Y Change Adjusted for P&L Highlights* Q2 2020 Y/Y Change Wind Down & Currency Q/Q Change Sales $6,606 (10)% (8)% 4% Gross Profit Margin 11.4% 30 bps flat flat Non-GAAP Gross Profit Margin 11.2% (40) bps (40) bps (20) bps Operating Income $197 NM NM 42% Operating Margin 3.0% 1050 bps 900 bps 80 bps Non-GAAP Operating Income $200 (17)% (17)% 28% Non-GAAP Operating Margin 3.0% (30) bps (40) bps 50 bps Net Income $133 NM NM 168% Diluted EPS $1.68 NM NM 175% Non-GAAP Net Income $126 (8)% (7)% 60% Non-GAAP Diluted EPS $1.59 (1)% flat 63% $ in millions, except per share data; may reflect rounding. • Consolidated sales were $6.61 billion • Operating income margin and non-GAAP operating income margins were 3.0% – Changes in foreign currencies negatively impacted sales growth by approximately $65 million or 1 – Operating expenses as a percentage of sales were percentage point year over year 8.3%, down 50 basis points year over year • Consolidated gross profit margin was 11.4% and non- – Non-GAAP operating expenses as a percentage of GAAP gross profit margin was 11.2% sales were 8.2%, flat year over year – Down 40 basis points year over year due a higher mix • Interest and other expense, net was $32 million of Asia components sales, and a higher sales mix of lower value products in the Europe region for global – Below our prior expectation of $40 million due to components, and a higher mix of sales to larger lower borrowings and lower interest rates on customers in enterprise computing solutions floating rate debt investor.arrow.com 3

Second-Quarter 2020 CFO Commentary • Effective tax rate for the quarter was 23.5%, and non- GAAP effective tax rate was 24.1% – Within our target long-term range of 23% to 25% • Diluted shares outstanding were 79 million – Slightly below our prior expectation of 81 million • Diluted earnings per share were $1.68 – Above our prior expectation of $.98 - $1.14 – Includes unanticipated benefits from the wind down of the PC and mobility asset disposition business of $.12 per share and a gain on investments of $.10 • Non-GAAP diluted earnings per share were $1.59 – Above our prior expectation of $1.38 - $1.54 – Changes in foreign currencies negatively impacted earnings per share by approximately $.01 compared to the second quarter of 2019 A reconciliation of non-GAAP adjusted financial measures, including sales, as adjusted, operating income, as adjusted, net income attributable to shareholders, as adjusted, and net income per share, as adjusted, to GAAP financial measures is presented in the reconciliation tables included herein. investor.arrow.com 4

Second-Quarter 2020 CFO Commentary

Components

Global


GAAP
As Adjusted
$200
$0
$(200)
$(400)
$(600)
$(566)
$203
$172
$217
$150
$172
$165
$171
$182
$177
Q2-'19
Q3-'19
Q4-'19
Q1-'20
Q2-'20

Operating Income ($ in millions)

- Sales decreased 8% year over year adjusted for the wind down of the PC and mobility asset disposition business and for changes in foreign currencies

  - Sales decreased 10% year over year as reported

- Lead times were stable year over year
- Backlog increased year over year
- Book-to-bill was 1.07, up from 0.95 in the second quarter of 2019
- Cancellation rates were within normal ranges
- Operating margin of 3.9%
- Non-GAAP operating margin of 3.8% decreased 10 basis points year over year
  - Margin decreased in Europe offset by increases in Asia and the Americas
- Return on working capital increased year over year



Global components second-quarter sales decreased 8% year over year as adjusted.

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Second-Quarter 2020 CFO Commentary

Components

Americas


GAAP
As Adjusted
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$1,877
$1,816
$1,739
$1,692
$1,645
$1,626
$1,553
$1,553
$1,489
$1,489
Q2-'19
Q3-'19
Q4-'19
Q1-'20
Q2-'20
Sales ($ in millions)



- Sales decreased 18% year over year adjusted for the wind down of the PC and mobility asset disposition business and for changes in foreign currencies
- Sales decreased 21% year over year as reported
- Medical devices sales increased year over year
- Key verticals such as aerospace, industrial and transportation decreased year over year

Americas components sales decreased 18% year over year as adjusted.

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Second-Quarter 2020 CFO Commentary

Components

Europe


GAAP
As adjusted
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$1,416
$1,399
$1,304
$1,291
$1,189
$1,189
$1,310
$1,310
$1,118
$1,118
Q2-'19
Q3-'19
Q4-'19
Q1-'20
Q1-'20
Sales ($ in millions)



- Sales decreased 18% year over year adjusted for the wind down of the PC and mobility asset disposition business and for changes in foreign currencies
  - Sales decreased 21% year over year as reported
  - All key verticals decreased year over year

Europe components sales decreased 18% year over year as adjusted.

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Second-Quarter 2020 CFO Commentary

Components

Asia


$2,200
$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$1,978
$2,006
$1,905
$1,688
$2,114
Q2-'19
Q3-'19
Q4-'19
Q1-'20
Q2-'20

Sales ($ in millions)

- Sales increased 7% year over year
  - Power management increased year over year
  - Wireless was flat year over year



Asia components sales increased 7% year over year.

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Second-Quarter 2020 CFO Commentary

Enterprise Computing Solutions

Global


GAAP
As adjusted
$160
$140
$120
$100
$80
$60
$40
$20
$98
$101
$92
$95
$149
$156
$42
$45
$73
$80
Q2-'19
Q3-'19
Q4-'19
Q1-'20
Q2-'20

Operating Income ($ in millions)



- Sales decreased 8% year over year adjusted for changes in foreign currencies
  - Sales decreased 9% year over year as reported
- Billings were approximately flat year over year adjusted for changes in foreign currencies
- Operating income decreased 26% and non-GAAP operating income decreased 21% year over year
- Operating margin of 3.9% decreased 80 basis points year over year
- Non-GAAP operating margin of 4.3% decreased 60 basis points year over year
- Return on working capital remains favorable

Enterprise computing solutions sales decreased 8% year over year adjusted for changes in foreign currencies.

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Second-Quarter 2020 CFO Commentary

Enterprise Computing Solutions

Americas


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$1,372
$1,419
$1,640
$1,129
$1,223
Q2-'19
Q3-'19
Q4-'19
Q1-'20
Q2-'20
Sales ($ in millions)

- Sales decreased 10% year over year as adjusted
  - Sales decreased 11% year over year as reported
  - Growth in security, services, and storage year over year
  - Industry-standard and proprietary servers decreased year over year



ECS Americas sales decreased 10% year over year adjusted for changes in foreign currencies.

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Second-Quarter 2020 CFO Commentary

Enterprise Computing Solutions

Europe


$1,000
$900
$800
$700
$600
$500
$400
$701
$610
$959
$702
$662
Q2-'19
Q3-'19
Q4-'19
Q1-'20
Q2-'20
Sales ($ in millions)

- Sales decreased 4% year over year adjusted for changes in foreign currencies.
  - Sales decreased 6% year over year as reported
  - Growth in services year over year adjusted for changes in foreign currencies
  - Proprietary and industry-standard servers, storage and networking decreased year over year



ECS Europe sales decreased 4% year over year adjusted for changes in foreign currencies.

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Second-Quarter 2020 CFO Commentary Cash Flow from Operations Cash flow from operating activities was $418 million in the quarter and was $1.67 billion over the last 12 months. Working Capital Working capital to sales was 16.7%, down 140 basis points year over year. Return on working capital was 17.8% compared to negative return in the second quarter of 2019. Non-GAAP return on working capital was 18.2% in the quarter, flat year over year. Return on Invested Capital Cash flow from operating Return on invested capital was 8.3% compared to activities of $1.67 billion negative return in the second quarter of 2019. Non-GAAP return on invested capital was 8.5%, up 30 basis points over the last 12 months. year over year. Share Buyback Repurchased approximately 1.1 million shares of stock for $75 million. Total cash returned to shareholders over the last 12 months was approximately $425 million. Debt and Liquidity Net-debt-to-last-12-months EBITDA ratio is approximately 2.1x. Total liquidity of $3.4 billion when including cash of $206 million. investor.arrow.com 12

Second-Quarter 2020 CFO Commentary

Arrow Electronics Outlook

Guidance

We are expecting the average USD-to-Euro exchange rate for the third quarter of 2020 to be $1.12 to €1 compared with $1.11 to €1 in the third quarter of 2019. Due to uncertainty from the COVID-19 pandemic, third-quarter sales and earnings per share ranges are wider than normal.

Third-Quarter 2020 Guidance

Consolidated Sales	$6.325 billion to $6.925 billion
Global Components	$4.675 billion to $4.975 billion
Global ECS	$1.65 billion to $1.95 billion
Diluted Earnings Per Share[1]	$1.34 to $1.50
Non-GAAP Diluted Earnings Per Share[1]	$1.54 to $1.70
Interest and other expense, net	$33 million
Diluted shares outstanding	78.5 million

[1] Assumes an average tax rate at the midpoint of the 23% to 25% target range.

Third-Quarter 2020 Guidance Reconciliation

	Reported GAAP measure	Intangible amortization expense	Restructuring & integration charges	Non-GAAP measure
Net income per diluted share	$1.34 - $1.50	$0.10	$0.10	$1.54 - $1.70

Quarter Closing Dates

Beginning and ending dates may impact comparisons to prior periods

2019 and 2020 Quarter Closing Dates

	First	Second	Third	Fourth
2019	Mar. 30	Jun. 29	Sep. 28	Dec. 31
2020	Mar. 28	Jun. 27	Sep. 26	Dec. 31

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Second-Quarter 2020 CFO Commentary Risk Factors Information Relating to Forward-Looking The discussion of the company’s business and operations should be Statements read together with the risk factors This press release includes forward-looking statements that are subject to numerous assumptions, risks, and contained in Item 1A of its 2019 uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of Annual Report on Form 10-K and the reasons, including, but not limited to: potential adverse effects of the ongoing global COVID-19 coronavirus risk factor update in Form 10-Q for pandemic, including actions taken to contain or treat COVID-19, industry conditions, changes in product supply, pricing and customer demand, competition, other vagaries the quarter ended June 27, 2020, filed in the global components and global ECS markets, changes in relationships with key suppliers, increased profit margin with the Securities and Exchange pressure, changes in legal and regulatory matters, non- compliance with certain regulations, such as export, anti- Commission, which describe various trust, and anti-corruption laws, foreign tax and other loss contingencies, and the company's ability to generate cash risks and uncertainties to which the flow. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section company is or may become subject. entitled “Risk Factors” in the company's Annual Report on Form 10-K for the year ended December 31, 2019 and the If any of the described events occur, risk factor update in Form 10-Q for the quarter ended June 27, 2020. Forward-looking statements are those statements the company’s business, results of which are not statements of historical fact. These forward- looking statements can be identified by forward-looking operations, financial condition, words such as “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “believes,” “seeks,” “estimates,” and similar expressions. Shareholders and other readers are cautioned liquidity, or access to the capital not to place undue reliance on these forward-looking statements, which speak only as of the date on which they markets could be materially adversely are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements. affected. For a further discussion of factors to consider in connection with these forward-looking statements, investors should refer to Item 1A Risk Factors of the company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Form 10-Q for the quarter ended June 27, 2020. investor.arrow.com 14

Second-Quarter 2020 CFO Commentary Certain Non-GAAP Financial Information In addition to disclosing financial results that are referred to above to be outside the company’s core determined in accordance with accounting principles operating results. This non-GAAP financial information is generally accepted in the United States (“GAAP”), the among the primary indicators management uses as a company also provides certain non-GAAP financial basis for evaluating the company’s financial and information relating to sales, operating income, net operating performance. In addition, the company’s income attributable to shareholders, and net income per Board of Directors may use this non-GAAP financial basic and diluted share. information in evaluating management performance and setting management compensation. The company provides sales, gross profit, and operating expenses as adjusted for the impact of changes in The presentation of this additional non-GAAP financial foreign currencies (referred to as changes in foreign information is not meant to be considered in isolation or currencies) by re-translating prior period results at as a substitute for, or alternative to, operating income, current period foreign exchange rates, the impact of net income attributable to shareholders and net income dispositions by adjusting the company’s operating per basic and diluted share determined in accordance results for businesses disposed, as if the dispositions with GAAP. Analysis of results and outlook on a non- had occurred at the beginning of the earliest period GAAP basis should be used as a complement to, and in presented (referred to as dispositions), the impact of conjunction with, data presented in accordance with the company’s personal computer and mobility asset GAAP. disposition business (referred to as wind down), the impact of inventory write-downs related to the digital business (referred to as “digital inventory write-downs and recoveries”), and the impact of the notes receivable reserves and inventory write-downs related to the AFS business (referred to as “AFS notes receivable reserves and recoveries” and “AFS inventory write-downs and recoveries,” respectively). Operating income, net The company believes that income attributable to shareholders, and net income per basic and diluted share are adjusted to exclude such non-GAAP financial identifiable intangible asset amortization, restructuring, integration, and other charges, and loss on disposition information is useful to of businesses, net, AFS notes receivable reserves and credits and inventory write-downs and recoveries, digital investors to assist in inventory write-downs and recoveries, the impact of assessing and understanding non-cash charges related to goodwill, trade names, and long-lived assets, and the impact of wind down. Net the company’s operating income attributable to shareholders, and net income per basic and diluted share are also adjusted to exclude net performance. gains and losses on investments, and certain tax adjustments. A reconciliation of the company’s non- GAAP financial information to GAAP is set forth in the tables below. The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance and underlying trends in the company’s business because management considers these items investor.arrow.com 15

Second-Quarter 2020 CFO Commentary

Earnings Reconciliation

($ in thousands, except per share data)

Three months ended June 27, 2020

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments[1]	Tax adjustments	Impact of Wind Down	Other[2]	Non-GAAP measure
Sales	$ 6,606,494	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 6,606,494
Gross Profit	750,463	—	—	—	—	—	—	(10,696)	—	739,767
Operating income	196,613	9,734	650	197	—	4,918	—	(11,824)	—	200,288
Income before income taxes	174,191	9,734	650	197	—	4,918	—	(11,814)	(10,901)	166,975
Provision for income taxes	40,854	2,501	313	47	—	1,800	—	(2,662)	(2,631)	40,222
Consolidated net income	133,337	7,233	337	150	—	3,118	—	(9,152)	(8,270)	126,753
Noncontrolling interests	533	137	—	—	—	—	—	—	—	670
Net income attributable to shareholders	$ 132,804	$ 7,096	$ 337	$ 150	$ —	$ 3,118	$ —	$ (9,152)	$ (8,270)	$ 126,083
Net income per diluted share[5]	$ 1.68	$ 0.09	$ —	$ —	$ —	$ 0.04	$ —	$ (0.12)	$ (0.10)	$ 1.59
Effective tax rate	23.5 %									24.1 %

Three months ended June 29, 2019

	Reported GAAP measure	Intangible amortization expense[3]	Restructuring & Integration charges[3]	AFS Write Downs	Digital Write Downs	Impairments[4]	Tax adjustments	Impact of Wind Down[3]	Other[2]	Non-GAAP measure
Sales	$ 7,344,548	$ —	$ —	$ —	$ —	$ —	$ —	$ (77,914)	$ —	$ 7,266,634
Gross Profit	814,909	—	—	1,868	20,114	—	—	4,305	—	841,196
Operating income (loss)	(549,190)	8,665	19,906	15,851	20,114	623,085	—	104,219	—	242,650
Income (loss) before income taxes	(600,120)	8,665	19,906	15,851	20,114	623,085	—	104,229	(1,390)	190,340
Provision for income taxes	(52,369)	2,463	4,865	3,910	4,962	64,246	—	24,730	(382)	52,425
Consolidated net income (loss)	(547,751)	6,202	15,041	11,941	15,152	558,839	—	79,499	(1,008)	137,915
Noncontrolling interests	1,215	140	—	—	—	—	—	—	—	1,355
Net income (loss) attributable to shareholders	$ (548,966)	$ 6,062	$ 15,041	$ 11,941	$ 15,152	$ 558,839	$ —	$ 79,499	$ (1,008)	$ 136,560
Net income (loss) per diluted share[5]	$ (6.48)	$ 0.07	$ 0.18	$ 0.14	$ 0.18	$ 6.60	$ —	$ 0.94	$ (0.01)	$ 1.60
Effective tax rate	8.7 %									27.5 %

Three months ended March 28, 2020

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments	Tax adjustments	Impact of Wind Down	Other[2]	Non-GAAP measure
Sales	$ 6,381,417	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 6,381,417
Gross Profit	728,391	—	—	—	—	—	—	—	—	728,391
Operating income	138,304	9,955	9,138	(920)	—	—	—	—	—	156,477
Income before income taxes	77,467	9,955	9,138	(920)	—	—	—	—	16,810	112,630
Provision for income taxes	27,892	2,564	2,571	(222)	—	—	(3,615)	—	4,057	33,247
Consolidated net income	49,755	7,391	6,567	(698)	—	—	3,615	—	12,753	79,383
Noncontrolling interests	252	137	—	—	—	—	—	—	—	389
Net income attributable to shareholders	$ 49,503	$ 7,254	$ 6,567	$ (698)	$ —	$ —	$ 3,615	$ —	$ 12,753	$ 78,994
Net income per diluted share[5]	$ 0.61	$ 0.09	$ 0.08	$ (0.01)	$ —	$ —	$ 0.04	$ —	$ 0.16	$ 0.97
Effective tax rate	35.9 %									29.5 %

(1) Impairments includes $4,918 in impairment charges related to various other long-lived assets unrelated to the personal computer and mobility asset disposition business.

(2) Other includes (gain) loss on investments, net.

(3) Amounts for restructuring, integration, and other charges, and identifiable asset amortization related to the personal computer and mobility assets disposition business are included in "impact of wind down" above.

(4) Impairments include goodwill impairments of $570,175, tradename impairments of $46,000, and $6,910 in impairment charges related to various other long-lived assets.

(5) For the three months ended June 29, 2019, the non-GAAP net income per diluted share calculation includes 649 thousand shares that were excluded from the GAAP net income per diluted share calculation. Additionally, in all periods presented the sum of the components for diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.

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